Dreyfus
      New York Municipal
      Income, Inc.




      SEMIANNUAL REPORT March 31, 2002




                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            21   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus New York Municipal Income, Inc., covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, the municipal bond market has given back a portion of the gains achieved during its 2001 rally.

Indeed, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Municipal Income, Inc. perform during the period?

For the six-month period ended March 31, 2002, the fund achieved a total return of 0.69% .(1) Over the same period, the fund provided income dividends of $0.24 per share, which is equal to an annualized distribution rate of 5.69%.(2)

We attribute the fund' s performance to market weakness late in the reporting period, which effectively offset earlier gains. Municipal bond prices declined sharply in March when the Federal Reserve Board (the "Fed") suggested that its aggressive interest-rate reduction campaign was probably finished.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital.

We tactically seek to manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average effective duration to make cash available for the purchase of what we believe can potentially be higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average effective duration to maintain then current yields for as long as we think practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe can provide high current levels of income consistent with the fund's management policies.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During the first half of the reporting period, the fund benefited from lower interest rates. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Fed continued to reduce short-term interest rates during the fourth quarter of 2001, taking the benchmark federal funds rate down to its lowest level in 40 years. As a result, yields on municipal bonds continued to fall, and their prices rose.

In March, however, the Fed shifted from its accommodative monetary policy to a neutral stance, primarily in response to evidence that the U.S. economy had begun to recover. Many fixed-income investors interpreted this shift as a signal that the Fed's next moves would be toward higher interest rates. While we do not expect any rate hikes in the immediate future, these expectations were nonetheless factored into long-term municipal bond prices, which erased earlier gains.

The fund was also affected by factors unique to New York. The state's fiscal condition worsened along with other states as the U.S. economy deteriorated, but New York City was hit particularly hard by the combination of a national recession and the lingering effects of the September 11 terrorist attacks. As a result, the city's bond prices have not rebounded as strongly as other New York issues.

What is the fund's current strategy?

We have continued to emphasize income-oriented bonds for new purchases. However, consistent with the long-term, income-oriented nature of the fund's holdings, buying and selling activity has been limited. After a dearth of new issuance,
the    forward    New    York    calendar

will provide an ample supply of bonds and an opportunity to replace maturing issues. When existing holdings mature or are redeemed early by their issuers, we try to replace them with bonds consistent with the fund's investment objective.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD ADJUSTED FOR ANY CAPITAL GAIN DISTRIBUTIONS.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.9%                                                        Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

NEW YORK--88.1%

Albany Industrial Development Agency, LR

   (New York Assembly Building Project) 7.75%, 1/1/2010                                         995,000                1,005,766

Erie County Industrial Development Agency,
   Life Care Community Revenue

   (Episcopal Church Home) 5.875%, 2/1/2018                                                   1,500,000                1,349,085

Monroe Tobacco Asset Securitization Corp.,
   Tobacco Settlement Asset

   Backed 6.625%, 6/1/2042                                                                      500,000                  538,600

Nassau County Tobacco Settlement Corp.,

   Asset Backed 6.40%, 7/15/2033                                                              1,000,000                1,058,190

New York City 7.25%, 8/15/2007                                                                1,500,000                1,704,900

New York City Industrial Development Agency:

  Civic Facility Revenue (Staten Island University Hospital

      Project) 6.375%, 7/1/2031                                                               1,000,000                  985,790

   IDR:

      (Brooklyn Navy Yard--Cogen Partners)
         5.75%, 10/1/2036                                                                     1,000,000                  985,240

      (LaGuardia Association LP Project)
         6%, 11/1/2028                                                                        1,000,000                  772,920

   Special Facility Revenue (American Airlines Inc. Project):

      5.40%, 7/1/2019 (Guaranteed; AMR Corp.)                                                 1,390,000                1,063,295

      6.90%, 8/1/2024                                                                           500,000                  446,890

   (Terminal One Group Association Project) 6%, 1/1/2019                                      1,100,000                1,119,833

New York City Transitional Finance Authority,
   Future Tax Secured Revenue 6%, 8/15/2029                                                   1,000,000                1,069,570

New York Counties Tobacco Trust, Tobacco Settlement Pass

   Through Bonds 6.50%, 6/1/2035                                                              1,000,000                1,069,340

New York State Dormitory Authority, Revenue:

  Health, Hospital and Nursing Home (Mount Sinai Health)

      6.50%, 7/1/2025                                                                         1,000,000                1,052,780

   Judicial Facility Lease (Suffolk County Issue)
      9.50%, 4/15/2014                                                                          100,000                  114,649

   (State University Educational Facilities)

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   1,000,000  (a)           1,104,200

   Secured Hospital (Saint Agnes Hospital) 5.40%, 2/15/2025                                   1,200,000                1,190,424

New York State Environmental Facilities Corp., SWDR
   (Occidental Petroleum Corp) 5.70%, 9/1/2028                                                  600,000                  589,914

New York State Mortgage Agency,

  Homeownership Mortgage Revenue:

      8.254%, 10/1/2007                                                                         860,000  (b,c)           925,738

      6.05%, 4/1/2026                                                                           760,000                  788,454

      6.125%, 4/1/2027                                                                        1,980,000                2,063,992

      6.40%, 4/1/2027                                                                           940,000                  990,581


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Onondaga County Industrial Development Agency,
   IDR (Weyerhaeuser Project) 9%, 10/1/2007                                                   1,200,000                1,429,080

Port Authority of New York and New Jersey
   8.591%, 12/1/2012                                                                          1,000,000  (b,c)         1,021,960

Scotia Housing Authority, Housing Revenue
   (Coburg Village Inc. Project)

   6.20%, 7/1/2038                                                                            1,150,000                  901,738

Suffolk County Industrial Development Agency, IDR

   (Nissequogue Cogen Partners Facility)
   5.50%, 1/1/2023                                                                            1,500,000                1,329,450

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                1,053,820

United Nations Development Corp., Revenue

   5.60%, 7/1/2026                                                                            1,000,000                  999,940

Watervliet Housing Authority, Residential Housing
   (Beltrone Living Center Project) 6.125%, 6/1/2038                                          1,000,000                  887,630

Yonkers Industrial Development Agency,
   Civic Facility Revenue

   (Saint Joseph's Hospital) 6.20%, 3/1/2020                                                  1,600,000                1,193,504

U.S. RELATED--10.8%

Commonwealth of Puerto Rico
   10.972%, 7/1/2018 (Insured; AMBAC)                                                         1,500,000  (b,c)         1,575,270

Commonwealth of Puerto Rico Highway
   and Transportation Authority,

   Transportation Revenue 8.42%, 7/1/2038                                                     1,000,000  (b,c)           908,270

Commonwealth of Puerto Rico
   Infrastructure Financing Authority,

   Special Tax Revenue 7.90%, 7/1/2007                                                          225,000                  227,273

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          1,000,000                1,074,840
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $35,216,204)                                                                              98.9%              34,592,926

CASH AND RECEIVABLES (NET)                                                                          1.1%                 388,279

NET ASSETS                                                                                        100.0%              34,981,205

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

IDR                       Industrial Development Revenue

LR                        Lease Revenue

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              13.0

AA                               Aa                              AA                                               20.7

A                                A                               A                                                21.8

BBB                              Baa                             BBB                                              15.6

BB                               Ba                              BB                                                4.4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    24.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH 31,
     2002, THESE SECURITIES AMOUNTED TO $4,431,238 OR 12.7% OF NET ASSETS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  35,216,204  34,592,926

Interest receivable                                                     684,888

Prepaid expenses                                                          3,008

                                                                     35,280,822
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            27,443

Cash overdraft due to Custodian                                         235,864

Accrued expenses                                                         36,310

                                                                        299,617
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       34,981,205
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      35,468,166

Accumulated undistributed investment income-net                         101,640

Accumulated net realized gain (loss) on investments                      34,677

Accumulated net unrealized appreciation (depreciation)
   of investments                                                      (623,278)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       34,981,205
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       3,821,501

NET ASSET VALUE, per share ($)                                             9.15

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,143,427

EXPENSES:

Management fee--Note 3(a)                                              123,576

Shareholders' reports                                                    9,919

Auditing fees                                                            9,900

Shareholder servicing costs--Note 3(b)                                   7,242

Legal fees                                                               5,764

Custodian fees--Note 3(b)                                                1,573

Registration fees                                                          360

Miscellaneous                                                            4,897

TOTAL EXPENSES                                                         163,231

INVESTMENT INCOME--NET                                                 980,196
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 35,020

Net unrealized appreciation (depreciation) on investments             (831,046)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (796,026)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   184,170

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2002            Year Ended
                                               (Unaudited)   September 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            980,196            1,854,067

Net realized gain (loss) on investments            35,020              100,622

Net unrealized appreciation (depreciation)
   on investments                                (831,046)           1,064,525

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      184,170            3,019,214
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (917,160)          (1,834,321)

Net realized gain on investments                 (100,887)            (127,638)

TOTAL DIVIDENDS                                (1,018,047)          (1,961,959)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (833,877)           1,057,255
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            35,815,082           34,757,827

END OF PERIOD                                  34,981,205           35,815,082

Undistibuted investment income--net               101,640               38,605

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                          Six Months Ended
                                           March 31, 2002(a)                              Year Ended September 30,
                                                                 -------------------------------------------------------------------
                                             (Unaudited)        2001            2000            1999           1998        1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           9.37           9.10            9.30           10.04           9.97        9.90

Investment Operations:

Investment income--net                            .26(b)         .49             .49             .51            .55         .58

Net realized and unrealized
   gain (loss) on investments                    (.21)           .29            (.19)           (.69)           .12         .12

Total from Investment Operations                  .05            .78             .30            (.18)           .67         .70

Distributions:

Dividends from investment
   income--net                                   (.24)          (.48)           (.48)           (.53)          (.58)       (.60)

Dividends from net realized
   gain on investments                           (.03)          (.03)           (.02)           (.03)          (.02)       (.03)

Total Distributions                              (.27)          (.51)           (.50)           (.56)          (.60)       (.63)

Net asset value, end of period                   9.15           9.37            9.10            9.30          10.04        9.97

Market value, end of period                      8.41           8.46            8 1/4           8 3/8         10 3/16      10 1/4
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                              2.50(d)        8.86            4.95          (12.83)          5.43        6.58
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             .92(e)        1.00            1.10            1.01           1.06        1.03

Ratio of net investment income
   to average net assets                         5.55(e)        5.22            5.43            5.20           5.49        5.85

Portfolio Turnover Rate                          2.85(d)        7.09           14.28           10.51          21.43       16.53
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 34,981         35,815          34,758          35,522         38,199      37,603

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT  SECURITIES.  THERE WAS NO EFFECT OF THIS
     CHANGE FOR THE PERIOD  ENDED MARCH 31, 2002 AND RATIOS WERE NOT AFFECTED BY
     THESE  CHANGES.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT  THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARE OUTSTANDING AT EACH MONTH END.

(C)  CALCULATED BASED ON MARKET VALUE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's common stock trades on the American Stock Exchange under the ticker symbol DNM.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as, amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the
record    date,

Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 27, 2002, the Board of Directors declared a cash dividend of $.04 per share from investment income-net, payable on April 25, 2002 to shareholders of record as of the close of business on April 11, 2002.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 2002.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $7,131 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $1,573 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. The chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $1,000,000 and $1,057,110, respectively.

At March 31, 2002, accumulated net unrealized depreciation on investments was $623,278, consisting of $1,181,030 gross unrealized appreciation and $1,804,308 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Change in Accounting Principle:

As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. There was no cumulative effect of this accounting change and there was no impact on total net assets of the fund for the period ended March 31, 2002.

                                                                        The Fund

NOTES

NOTES

OFFICERS AND DIRECTORS

Dreyfus New York Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry

OFFICERS

President
      Stephen E. Canter

Vice President
      Mark N. Jacobs

Executive Vice President
      Monica S. Wieboldt

Secretary
      Michael A. Rosenberg

Assistant Secretary
      Steven F. Newman

Assistant Secretary
      Robert R. Mullery

Treasurer
      James Windels

Assistant Treasurers
      Gregory S. Gruber
      Kenneth Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Joseph Irace
Colleen Meehan
W. Michael Petty
Scott Sprauer
James Welch
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DNM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, MONEY AND BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                                        The Fund

                   For More Information

                        Dreyfus
                        New York Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent,
                        Dividend Disbursing Agent
                        and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660



(c) 2002 Dreyfus Service Corporation                                  858SA0302